WisdomTree International Utilities Sector Fund

Supplement Dated April 14, 2011

To The Prospectus and Statement of Additional Information

Dated July 29, 2010

The following information supplements and should be read in conjunction with the Prospectus and Statement of

Additional Information for the WisdomTree International Utilities Sector Fund (the “Fund”).

The Board of Trustees of the Fund has determined that it is in the best interest of the Fund to modify the Fund’s investment objective and strategies and to change the Fund’s name. Effective as of June 17, 2011, the Fund will be renamed the WisdomTree Global ex-US Utilities Fund. The Fund will continue to invest in non-U.S. utilities companies in substantially the same manner, except that it will expand its focus to include investments in emerging market countries and Canada.

Upon implementation, the Fund’s new investment objective will be to seek investment results that closely correspond to the price and yield performance, before fees and expenses, of the WisdomTree Global ex-US Utilities Index (the “New Index”). The New Index measures the performance of utilities companies from developed and emerging markets outside of the United States that are classified as being part of the “Global Utilities” sector. The New Index is comprised of the 100 largest qualifying utilities companies ranked by market capitalization. Companies are weighted in the New Index based on their dividend yields.

WisdomTree is making the change because it believes that a broader global utilities strategy with exposure to emerging markets will benefit Fund investors. In particular, the change is intended to position the Fund to benefit from potential growth in emerging market countries. In addition to the potential benefits, this change presents the following risks in addition to those described in the Fund’s prospectus:

Emerging Markets Risk. Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments. For example, developing and emerging markets may be subject to (i) greater market volatility, (ii) lower trading volume and liquidity, (iii) greater social, political and economic uncertainty, (iv) governmental controls on foreign investments and limitations on repatriation of invested capital, (v) lower disclosure, corporate governance, auditing and financial reporting standards, (vi) fewer protections of property rights, (vii) restrictions on the transfer of securities or currency, and (viii) settlement and trading practices that differ from those of U.S. markets. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

Large-Capitalization Investing. The Fund invests a relatively large percentage of its assets in securities of large-capitalization companies. The securities of large-capitalization companies may underperform other equity market segments or the equity market as a whole.

The Fund’s expense ratio will not change.

For more information please go to www.wisdomtree.com or call 1-866-909-9473.

WIS-SPA-002-0411